                                                                 EXHIBIT 10.40

                                     FORM OF

                          ENTERTAINMENT BOULEVARD, INC.

                             SUBSCRIPTION AGREEMENT

                         (this "Subscription Agreement")

     The undersigned (the "Purchaser") hereby applies to purchase the number of Units set forth below, each Unit consisting of a $100,000.00 secured promissory note (the "Note") and a five-year warrant (the "Warrant") to purchase up to 40,000 shares of common stock, $0.001 par value per share of ENTERTAINMENT BOULEVARD, INC. (the "Company") bearing an exercise price of $1.00 per share for a subscription price $100,000 per Unit from the Company (this "Subscription"). This Subscription is made with reference to the provisions, terms and conditions set out in the ENTERTAINMENT BOULEVARD, INC. CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, dated December 28, 1999, including all of the Exhibits thereto (the "Memorandum"). Purchaser acknowledges that this Subscription may be accepted or rejected by the Company in its sole discretion, at any time pursuant hereto. If rejected, the check or funds tendered by Purchaser will be returned.

     1. REPRESENTATIONS. The Purchaser makes the following representations, which may be relied upon by the Company in accepting the Purchaser's application to purchase the Securities:

          i. Purchaser has received the Memorandum and the Company's Registration Statement on Form SB-2 (SEC File No. 333-91825) attached as Exhibit A thereto and is familiar with the terms and conditions and other information set forth therein and herein.

         ii. Purchaser has had the opportunity to ask of the Company, or a person or persons acting on its behalf, any and all relevant questions in connection with any aspect of the Company and has received answers which Purchaser considers to be responsive to such questions.

        iii. Purchaser is able to bear the economic risk of the investment represented by the Securities.

         iv. Purchaser is acquiring the Securities for Purchaser's own account for the purpose of investment and not for or with a view to the resale, distribution, subdivision or fractionalization thereof.

          v. Purchaser understands that his right to transfer the Securities will be subject to certain restrictions as described in the Memorandum, including restrictions under applicable state and federal securities laws.

         vi. In considering this investment, Purchaser is not relying on any representation, warranty or statement made by the Company or any of its agents, employees, officers or representatives not specifically referenced herein or in any document attached hereto. Without limiting the foregoing, Purchaser specifically disclaims any reliance on the information, representations and warranties contained in the Memorandum.

     2. INVESTOR ELIGIBILITY. Offers and sales of Securities will be made to purchasers whom the Company believes (i) are "Accredited Investors" pursuant to
Section 4(2) of the Securities Act of 1933 and Regulation D thereunder and similar provisions of applicable state law, or are otherwise deemed appropriate investors under applicable securities laws and, in addition (ii) meet the other suitability standards, if any, as set forth in the Memorandum. Purchaser represents and warrants that (check all applicable boxes):

         / /  a.   Purchaser has such knowledge and experience in business and financial matters as to be able to evaluate the merits and risks of the investment in the Securities; and

         / /  b.   Purchaser is an "Accredited Investor" as that term is defined in the Memorandum.

Purchaser understands that the Company reserves the right, in individual cases, to waive certain of the foregoing criteria and accept this Subscription.

     3. MISCELLANEOUS.

          i. This Subscription Agreement is subject to all of the terms and provisions of the Memorandum.

         ii. Purchaser may not assign any of his rights under this Subscription Agreement without the written consent of the Company.

        iii. Purchaser may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Purchaser made herein.

         iv. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of California.

          v. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Purchaser.

         vi. If the Purchaser is more than one person, the obligations of the Purchaser shall be joint and several and the representations herein contained shall be deemed to be made by and binding upon each such person and their heirs, executors, administrators, successors and assigns.

        vii. Throughout this Subscription Agreement, as the context may require, the masculine gender includes the feminine and neuter genders.

     The undersigned hereby represents that the undersigned has read this entire Subscription Agreement and the Memorandum, understands them, and wishes to subscribe for the Securities indicated below.

--------------------------------------------------------------------------------


Please Complete the Following:

Purchaser:            Name:
                           ----------------------------------------------------
                             Age (if individual):
                                                 ------------------------------
                             Date of Formation:                  (if an entity)
                                               -----------------
                             Residence/Principal
                             Place of Business:
                                               --------------------------------
                             Telephone Number:  (Business Hrs.)
                                                               ----------------
                             (Evenings):
                                        ---------------------------------------

Subscription:                  Units totaling $          .
                      --------                 ----------
Type of Ownership:
(select one)

               ___ Corporation (Signature of authorized officer required -- include certified corporate resolution authorizing signature)

               ___ Partnership Limited/General (signature of all general partners required -- include a copy of the Partnership Agreement authorizing signature)

               ___ Trust (Signature of trustee required -- include a copy of the trust agreement)

               ___    Individual Ownership (One signature required)

               ___ Community Property (One signature required if interest is to be held in both names)

               ___ Tenants in common (Signature of both or all parties required) Joint Tenants with Right of Survivorship (Signatures of both or all parties required)

               ___ Joint Tenants with Right of Survivorship (Signatures of both or all parties required)

DOCUMENTS TO BE RETURNED:

               1. One copy of this Subscription Agreement completed, dated and signed with the Purchaser's(s') signature(s).

               2. One copy of the Investor's Questionnaire completed and signed with the Purchaser(s) signature(s).

               3. A wire transfer of the purchase price to ___________________, ________, account number _______, ABA number _________ .

--------------------------------------------------------------------------------


Purchaser #1                                     Purchaser #2 (If the Units
                                                 are to be held as tenants in
                                                 common, as joint tenants, or
                                                 as community property in both
                                                 names)

Dated:                                           Dated:
      -------------------------                        -------------------------
By                                               By
   ----------------------------                     ----------------------------
        (Signature)                                       (Signature)

Name:                                            Name:
     --------------------------                       --------------------------
        (Print or Type)                                 (Print or Type)

-------------------------------                  -------------------------------
Social Security or Tax I.D. No.                  Social Security or Tax I.D. No.
(If none, so state)                              (If none, so state)

                           LOAN AND SECURITY AGREEMENT

     Loan and Security Agreement made this 14th day of January, 2000, by and between Entertainment Boulevard Inc., a Nevada corporation (the "Company"), Forest Equities, Ltd., a foreign corporation and H.A.A. Inc., a foreign corporation (each an "Investor" and collectively, the "Investors").

                              W I T N E S S E T H :

     WHEREAS, the Company desires to borrow certain amounts from the Investors and the Investors desire to make a loan (the "Loan") to the Company;

     NOW, THEREFORE, in consideration of the mutual promises, representations and warranties contained herein, the parties hereby agree as follows:

     1. LOAN. The Investors hereby lend to the Company the aggregate principal amount of $200,000. The Loan shall be evidenced by a two notes, one to Forest Equities, Ltd. and the other to H.A.A. Inc. (the "Notes") in the form annexed hereto as Exhibit A, shall bear interest at the rate of 10% per annum and shall be due and payable on or before February 15, 2000 or earlier as provided in the Notes. Each Note may be converted at any time by the its respective Investor prior to repayment thereof into shares of Common Stock of the Company at $1.00 per share and will be entitled to resale registration rights (subject to the registration rights previously granted to security holders of the Company).

     2. CONDITIONS TO LOAN. The obligation of the Investors to make the Loan is subject to the conditions that the following shall have occurred prior to or concurrently with the Loan:

               (a) The Company shall have granted to the Investors a valid pari passu security interest in all its assets pursuant to this agreement dated the date hereof.

               (b) The Company agrees that various UCC statements will have to be filed after the date hereof to perfect the Investors' pari passu security interest in the Company's assets as set forth in subsection (a). As such, the Company grants Stroock & Stroock & Lavan LLP ("SSL") power of attorney to sign as debtor on its behalf on the requisite UCC filings. The Company also agrees it will prepare such filings as needed (such decision to be at the sole discretion of SSL).

               (c) The Company has also entered into a Registration Rights Agreement (containing substantially the same terms as the registration rights previously granted to security holders of the Company but being subject to such previously granted rights) regarding the Warrants (as defined below) and the shares underlying the Notes (upon conversion), which is reasonably acceptable to the Investors.

     3. WARRANTS. In consideration for the Investors making the Loan, the Company has issued and delivered warrants to each Investor (the "Warrants") in the forms annexed hereto as Exhibit B, each of which authorize the purchase of 25,000 shares of the Company's common stock pursuant to the terms set forth in the Warrants. The Warrants shall be covered by the Registration Rights Agreement.

     4. GRANT OF SECURITY INTEREST. The Company hereby grants to the Investors all of the right, title, and interest in and to the Company's assets, whether now existing or hereafter from time to time acquired, including: (i) each and every Receivable; (ii) all Contracts, together with all Contract Rights arising thereunder; (iii) all Inventory; (iv) all Equipment; (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Company symbolized by the Marks;

(vi) all Patents and Copyrights; (vii) all computer programs of the Company and all intellectual property rights therein and all other proprietary information of the Company, including, but not limited to, trade secrets; (viii) all Stock;
(ix) the Cash Collateral Account and all monies, securities, and instruments deposited or required to be deposited in the Cash Collateral Account; (x) all other Goods, General Intangibles, Chattel Paper, Documents, and Instruments; and
(xi) all Proceeds and products of any and all of the foregoing. Until such time as there is an Event of Default, the Investors will not collect any revenues from the collateral described in this Section 4.

     5. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to the Investors as follows:

          5.1. The issuance of the Notes and the Warrants pursuant to the provisions of this Agreement has been duly and validly authorized. No approval or authorization of the shareholders or the directors of the Company or of any governmental authority or agency which has not been obtained will be required by the Company for the issuance and sale of the Notes or the Warrants, as contemplated by this Agreement. When issued and sold to the Investors, the Warrants will be duly and validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances created by the Company.

          5.2 The Company has the full corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the Notes by the Company have been duly authorized by all necessary corporate action. This Agreement and the Notes constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

          5.3 Neither the sale of the Notes, the Warrants, the execution and delivery of this Agreement, nor the fulfillment of the terms set forth in this Agreement and the consummation of the transactions contemplated by this Agreement, will (i) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice of lapse of time or each, would be a breach of or default under or violation of the Certificate of Incorporation or By-Laws of the Company or would be a breach of or default under or violation of any agreement, document, lease or other instrument or undertaking by which the Company is bound or to which any of its properties are subject, would be a violation of any law, administrative regulation, judgment, order or decree applicable to the Company, or (ii) subject to the listing approval requirements of the OTC Stock Market, require the consent which has not been obtained of any other person or entity under any agreement, lease, document or other instrument or undertaking by which the Company is bound or to which any of its properties are subject.

          5.4 Subject to the filing of UCC-1 Financing Statements in appropriate jurisdictions, the security interest in all of the assets of the Company (the "Assets") granted pursuant to Section 4 hereto constitutes a valid security interest in the Assets.

     6. COVENANTS OF THE COMPANY. The Company covenants with the Investors as follows:

          (a) The proceeds of the Loan will be used for working capital and general corporate purposes.

          (b) At all times while the Notes are outstanding, the Company will reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, the full number of shares of Common Stock deliverable upon conversion of the Notes.

     7. SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement or in any document, exhibit, schedule or certificate delivered in connection herewith shall survive the execution and delivery of this Agreement and the closing of the Loan and any investigation at any time made by the Investors or on their behalf.

     8. MISCELLANEOUS PROVISIONS.

          8.1. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without giving any effect to principles of conflicts of laws.

          8.2. All notices hereunder shall be in writing and shall be deemed to have been given at the time when mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

          To the Company:

              Entertainment Boulevard, Inc.
              4502 Del Rey Avenue
              Suite 108
              Marina Del Rey, California 90292
              Attn:  Stephen Brown

          To the Investors:

              Forest Equities, Ltd.
              c/o Lowe, Lipman & Company
              Attention: Mr. Joe Frank
              5 St. Kilda Road
              St. Kilda 3182 Melbourne
              Victoria, Australia

          and to

              H.A.A. Inc.
              1601-42nd Street
              Brooklyn, New York 11204

provided, however, that any notice of change of address shall be effective only upon receipt.

          8.3. This Agreement shall be binding upon and inure to the benefit of the Company, the Investors and the successors and assigns of the Investors. The Company may not assign this Agreement without the prior written consent of the Investors. The Investors may assign all or any part of his rights and obligations hereunder to any affiliate of the Investors without the consent of the Company.

          8.4. This Agreement and all exhibits and schedules hereto set forth the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement may be amended and the Company or either Investor may take any action herein prohibited or omit to take action herein required to be performed by it or him, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company or the Investors has obtained the written consent of the other party parties to this Agreement.

          8.5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          8.6. The headings in this Agreement are for reference purposes only and shall not constitute a part hereof.

          8.7 Investors' reasonable attorneys fees and expenses, incurred by the Investors in connection with the preparation, execution and delivery of this Agreement, the Notes and the Registration Rights Agreement, shall be deducted from the proceeds of the Notes.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                    ENTERTAINMENT BOULEVARD, INC.

                                    -----------------------------------
                                    By:    Stephen Brown
                                    Title: Chairman of the Board

                                    FOREST EQUITIES, LTD.

                                    -----------------------------------
                                    By:
                                    Title:

                                    H.A.A. INC.

                                    -----------------------------------
                                    By:
                                    Title:

                                    EXHIBIT A

                                  SECURED NOTE

$100,000                                                        January __, 2000


     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of (the "Payee"), at or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of one hundred thousand dollars ($100,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full on or before February 15, 2000. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation or warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     The principal and accrued interest on this Note may be converted into shares of Common Shares (the "Common Shares") of the Maker at the option of the Payee at $1.00 per share and the Maker agrees to cause such Common Shares to be registered for resale (subject to the registration rights previously granted to security holders of the Maker) under the Securities Act of 1933, as amended.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.

                                    ENTERTAINMENT BOULEVARD, INC.

                                    ----------------------------------
                                    By:    Stephen Brown
                                    Title: Chairman of the Board

                                    EXHIBIT B

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER.

                          ENTERTAINMENT BOULEVARD INC.

                          COMMON STOCK PURCHASE WARRANT

No.                                         Warrant to Purchase 25,000 Shares

     ENTERTAINMENT BOULEVARD INC. a foreign corporation (the "COMPANY"), hereby certifies that, for value received, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the period commencing January , 2000 and ending January , 2005 (the "EXERCISE PERIOD"), at the Purchase Price (as hereinafter defined), twenty-five thousand (25,000) shares of the fully paid and nonassessable shares of Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is issued in connection with that certain Loan and Securities Agreement (the "Agreement") dated of even date herewith among the initial Holder hereof, the Company and certain other parties thereto.

     Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "AGREEMENT" refers to that certain Loan and Securities Agreement dated the date herewith among the initial Holder hereof and the Company.

     (b) The term "COMPANY" shall include Entertainment Boulevard Inc. and any corporation that shall succeed or assume the obligations of such corporation hereunder.

     (c) The term "COMMON STOCK" includes (a) the Company's common stock, $ par value per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (d) The term "OTHER SECURITIES" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

     (e) The term "PURCHASE PRICE" means $1.00 per share of Common Stock.

     (f) The term "REGISTRATION RIGHTS AGREEMENT" refers to that certain Registration Rights Agreement dated herewith among the initial Holder hereof, the Company and certain other parties hereto.

     1. EXERCISE OF WARRANT.

     1.1. METHOD OF EXERCISE.

          (a) This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "NOTICE OF EXERCISE") in the form attached hereto as Exhibit A via facsimile to the Company. Promptly thereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "EXERCISE PRICE"). Payment of the Exercise Price shall be made by wire transfer to the account of the Company. Upon exercise, the Holder shall be entitled to receive, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment of the Exercise Price (the "EXERCISE DATE").

          (b) Notwithstanding anything to the contrary set forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger (the "Ledger") (a copy of which shall be delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Company hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on the Ledger attached hereto (which may be less than the amount stated on the face hereof).

     1.2. REGULATION D RESTRICTIONS. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

     1.3. LIMITATION ON EXERCISE. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited, solely to the extent set forth in the Agreement as if such provisions were specifically set forth herein. Specifically, the rights of the Holder to exercise all or a portion of this Warrant are subject to the limitation on exercise provisions specified in Section 10.1 of the Agreement.

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. Within 5 business days after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise which certificate or certificates shall be without restrictive legend of any nature provided that a registration statement has been declared effective in accordance with the Registration Rights Agreement, and if a registration statement has not been declared effective, then in accordance with Rule 144.

     3. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

     4. NOTICES OF RECORD DATE. In the event of

     (a) any taking by the Company of a record of the Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

     5. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

     6. EXCHANGE OF WARRANT. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

     7. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     8. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     9. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

     (a) title to this Warrant may be transferred by endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

     (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a BONA FIDE purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such BONA FIDE purchaser, and each such BONA FIDE purchaser shall acquire absolute title hereto and to all rights represented hereby;

     (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

     (d) notwithstanding the foregoing, this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

     10. REGISTRATION RIGHTS. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.

     11. NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

     12. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

DATED as of January , 2000.

                                    ENTERTAINMENT BOULEVARD, INC.

                                    By:
                                    Name:
                                    Title:

[Corporate Seal]

Attest:

By:
   ------------------------------
      Secretary

                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE - WARRANT

                       (To be executed only upon exercise

                       of the Warrant in whole or in part)

To:     ENTERTAINMENT BOULEVARD, INC.

     The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ______________ (1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, ______________________ whose address is ______________________________________.

     The Exercise Price is paid by check or wire transfer to the account of the Company in the amount of $________.

     Upon exercise pursuant to this Notice of Exercise, the Holder will be in compliance with the Limitation on Exercise (as defined in the Loan and Securities Agreement pursuant to which this Warrant was issued).

Dated:  ____________________                                            ______

                                    ------------------------------------------
                                     (Name must conform to name of Holder as
                                       specified on the face of the Warrant)

                                            By:
                                                ------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------
                                            Address of Holder:
                                                              ----------------
Date of exercise:

-------------------

(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.